Calvert

Investments  that  make  a  difference

December  31,  2000
Annual  Report
Calvert  Municipal  Fund,  Inc.

Contents

President's  Letter
1

Portfolio
Manager  Remarks
2

Report  of  Independent  Public  Accountants
6

Statements  of
Net  Assets
7

Statements  of  Operations
13

Statements  of  Changes  in  Net  Assets
14

Notes  to
Financial  Statements
16

Financial  Highlights
20

Dear  Shareholders:


Few  years  have  tested  the  mettle  of  investors  as  2000  did.
Equity markets declined in 2000, offering their worst performance in decades. The NASDAQ Composite Index plunged 39.3% by year-end, and the Dow Jones
Industrial Average and S&P 500 Index fell 6.2% and 10.1% respectively. Investment-grade corporate bonds also continued to suffer as the economy slowed. Meanwhile, Treasury securities produced their best year since 1995, and government bonds did what they were supposed to do: provide a safe haven and steady return.
While fears of inflation have not altogether subsided, the current economic slowdown is expected to be met with interest rate decreases by the Federal Reserve. Now more than ever, picking a path through the ups and downs of today's bond and equity markets requires professional expertise.
Calvert is always looking for new ways to enhance the services we provide and improve the array of investment options we offer. Know that we will continue to pursue these goals in the year to come - while maintaining our focus on performance.
However, shareholders should also consider the benefits of portfolio diversification. While turbulent markets can be unsettling to even the most seasoned investor, we believe those who follow the fundamentals and diversify their portfolios among all asset classes - equities, bonds and money market funds - will profit in the long term.
As always, we encourage you to work with your financial professional to make decisions based on your individual financial situation and tolerance for risk. We appreciate your investment in Calvert funds and look forward to working with you to help you achieve your financial goals.


Sincerely,




Barbara  J.  Krumsiek
President  and  CEO
January  29,  2001

Reno  Martini  is  the  Chief  Investment  Officer  of  CAMCO.

National Intermediate seeks to earn the highest level of interest income exempt from federal income taxes, and California Intermediate seeks to earn the highest level of interest income exempt from federal and California state income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity objectives of each Fund.

Fund
Information

asset  allocation
intermediate
tax-exempt  bonds

NASDAQ  symbol
National     CINMX
California     CCIMX

CUSIP  number
National     131616-20-3
California     131616-10-4

Calvert  Municipal
intermediate  Funds

Effective June 16, 2000 the Maryland and Virginia Intermediate Portfolios merged into the National Intermediate Portfolio.

National  Intermediate

How would you characterize the investment climate over the past year? In keeping with the investment environment of the last few years, the year 2000 was a particularly challenging year for the financial markets. The chief event of note last year was the collapse and deflation of the technology/media/telecommunications stock market bubble, which started with April and picked up speed through the end of the year.
The other key event, related to the deflation of the bubble, was the completion of the Fed tightening cycle on May 16, when the Federal Open Market Committee
(FOMC) raised the target funds rate one-half point to 6.5%. Stock prices fell fairly steadily from April through the end of the year and shorter term interest rates peaked in May and fell sharply by year-end. The five-year Treasury yield, a sensitive barometer of Fed policy and risk aversion, fell almost 1.4 percentage points on the year, ending below 5%.
The benchmark 30-year Treasury bond yield fell throughout the year. After peaking in January, it started to fall after the announcement that the Treasury would conduct its first Treasury bond repurchases since the 1960s. By the end of the year the T-bond yield had fallen approximately one percentage point to 5.5%, and high-quality municipal bond yields fell in sympathy. The debt obligations of state and local governments benefited from a flight to quality as investors abandoned riskier investments such as stocks, junk bonds and international investments. The current era of government fiscal surpluses has extended from the federal level to state and local governments. Credit quality was strong and borrowing needs reduced. The combination of increased demand and falling supply helped municipal bonds outperform private sector taxable bonds. What was your strategy during this period?
We started the year with a generally defensive strategy, favoring higher coupon bonds offering protection from rising interest rates. As the year progressed, and there was evidence that the bond bear market was over, we lengthened average maturity and favored lower coupon bonds that perform better in a bull market. Later, we started favoring slightly higher coupon bonds with call protection that offer a good combination of tax-advantaged income and performance potential. Importantly, credit quality remained high in the Portfolio during a year when investors were particularly risk averse to high yield names in the municipal market.
How  did  the  Fund  perform?
The Fund returned 9.91% outperforming the 8.67% Lipper Intermediate Municipal Fund Index. The Portfolio ranked 19 of 121, placing it in the top quintile of all national intermediate funds.
What  is  your  Outlook?
We expect the FOMC to reduce interest rates in the first half of 2001 but also believe that much of the bull market rally in U.S. bonds is behind us. While we believe interest rates will move somewhat lower, we are favoring bonds that will perform well in a modestly bullish interest rate environment.
While the U.S. economy looks to have slowed substantially in the fourth quarter of 2000, and will likely remain slow in early 2001, we believe that the prospects for a deep recession are low. A more likely prospect is that of a "growth recession" -- characterized by a period of slow growth supporting lower inflation and interest rates. Municipal bonds should continue to perform relatively well against alternative investments such as taxable bonds and stocks. The two main issues for municipal bond investors to monitor on the horizon are the impact that a slowing economy has on state and local governments' surpluses and the prospect for a reduction in marginal income tax brackets.
California  Intermediate
How  would  you  characterize  the  investment  climate  over  the  past  year?
Demand in the California municipal market was in keeping with Greenspan's general observation of "irrational exuberance". Throughout 2000 almost every municipal issue that came to market was well received. As prices for these issues continued to rise, there was a sense in the market that California was becoming overvalued. It was frustrating managing a California fund in this environment, as we didn't want to buy into what was perceived as market top. California's performance became a leading indicator for the rest of the municipal market as the year progressed.
How  did  the  Fund  perform?
For the 12 months ended December 31, 2000 the Fund's return was 9.88%, which was greater than the Lipper California Intermediate average of 9.66%. This was the result of an outstanding second half performance.

Portfolio
statistics

weighted
average  maturity
National
12.31.00        9  years
12.31.99        7  years

California
12.31.00        9  years
12.31.99        8  years




effective  duration
National
12.31.00     6.76  years
12.31.99     4.89  years

California
12.31.00     6.98  years
12.31.99     5.51  years

monthly
dividend  yield
National
12.31.00           3.69%
12.31.99           4.35%

California
12.31.00           3.60%
12.31.99           4.05%




30  day  SEC  yield
National
12.31.00           4.11%
12.31.99           4.48%

California
12.31.00           3.54%
12.31.99           4.24%

What  was  your  strategy  during  this  period?
Early in the second quarter, we adopted a defensive posture in light of continuing actions by the Federal Reserve to raise interest rates. This appeared to be the right strategy for the Fund, but we didn't fully appreciate the robust demand for tax-free securities in California, and we resisted extending the duration until the fourth quarter after signs that the next action by the Federal Reserve would be less restrictive.
What  is  your  outlook?
We believe that in the near term we will continue to see prices for California issues increase with the shift from equities to bonds. We will evaluate the direction and tone of the California market early in 2001, and probably make small adjustments to the duration at that time. We will also closely monitor Federal Reserve actions, and assess the impact that a likely tax rate cut will have on the market.
January  29,  2001
Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2000, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

comparative  Investment  Performance

     National      Lipper      California      Lipper              Lehman
     Municipal   Intermediate  Municipal     CA  Intermediate     Muni.  10
     Intermediate  Muni.  Debt  Intermediate   Muni.  Debt        Year  Bond
          Fund     Funds  Avg.    Fund         Funds  Avg.        Index  TR
6  month   5.92%    5.46%         5.70%          5.34%               6.54%
1  year    9.91%    8.55%         9.88%          9.66%              10.76%
5  year*   4.86%    4.66%         4.79%          4.93%               5.93%
10  year*    N/A      N/A           N/A            N/A                 N/A

Investment performance does not reflect the deduction of any front-end sales charge.
TR  represents  total  return.  Source:  Lipper  Analytical  Services,  Inc.
*  Average  annual  return

Portfolio
statistics

National
average  annual
total  return

as  of  12.31.00
1  year               6.74%
5  year               4.28%
inception             5.35%
(9.30.92)

California
average  annual
total  return

as  of  12.31.00
1  year               6.82%
5  year               4.20%
inception             5.14%
(5.29.92)

Growth  of  a  hypothetical  $10,000  investment

[INSERT  LINE  GRAPHS  HERE]


Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

To  the  Board  of  Directors  and Shareholders of Calvert Municipal Fund, Inc.:

We have audited the accompanying statements of net assets of Calvert National Municipal Intermediate Portfolio and California Municipal Intermediate Portfolio (two portfolios comprising The Calvert Municipal Fund, Inc, hereafter referred to as the "Funds"), as of December 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period ended December 31, 1999 of the Funds, were audited by other auditors, whose report dated February 11, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert National Municipal Intermediate and California Municipal Intermediate Portfolios as of December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR  ANDERSEN  LLP

Philadelphia,  Pennsylvania
February  14,  2001

NATIONAL  PORTFOLIO
STATEMENT  OF  NET  ASSETS
December  31,  2000

                                                      Principal
Municipal  Obligations  -  103.6%                        Amount            Value
Alaska  -  2.9%
State  Industrial  Development  &  Export  Authority  Revenue  Bonds,
  5.70%,  4/1/11,  MBIA  Insured                     $2,000,000       $2,117,980

Arizona  -  2.2%
Salt  River  Project  Agricultural  Improvement  &  Power  District
  Electric  Revenue  Bonds,  5.38%, 1/1/09            1,500,000        1,554,285

California  -  3.5%
Regents  of  the  University  of  California,  Los  Angeles  Lease
  Revenue  Bonds,  6.00%,  5/15/02                      230,128          234,664
Santa  Clara  Financing  Authority  Lease  Revenue  Bonds,
  6.00%,  11/15/12,  AMBAC  Insured                   2,000,000        2,327,740

Colorado  -  9.5%
Denver  City  &  County  Airport  Revenue  Bonds:
  6.00%,  11/15/12,  AMBAC  Insured                   3,000,000        3,268,050
  7.25%,  11/15/12                                    3,385,000        3,585,730

Florida  -  3.5%
Dade  County  Education  Facilities  Authority  Revenue  Bonds,
  6.00%,  4/1/08,  MBIA  Insured                      1,000,000        1,102,950
State  MFH  Revenue  Bonds,  5.75%,  12/1/07,
  LOC:  Heller  Financial                               300,000          300,741
Sunrise  Utility  System  Revenue  Bonds,  5.50%,  10/1/12,
  AMBAC  Insured                                      1,000,000        1,088,540

Georgia  -  6.6%
George  L  Smith  II  Congress  Center  Authority  Revenue  Bonds,
  6.00%,  7/1/09                                      2,000,000        2,187,900
State  GO  Bonds,  5.25%,  10/1/14                    1,200,000        1,273,728
State  Municipal  Gas  Authority  Revenue  Bonds  VRDN:
  5.50%,  11/1/07,  LOC:  Bank  of  America             325,000          325,000
  5.50%,  11/1/07,  LOC:  Bayer  Landesbank             325,000          325,000
  5.50%,  11/1/07,  LOC:  Morgan Guaranty Trust         325,000          325,000
  5.50%,  11/1/07,  LOC: Wachovia Bank & Trust          325,000          325,000

Illinois  -  2.2%
State  GO  Bonds,  5.50%,  8/11/11                    1,450,000        1,554,850

Kentucky  -  1.4%
Calvert  City  Pollution  Control  Revenue  Bonds  VRDN,
  5.48%,  2/1/07                                      1,000,000        1,000,000

                                                      Principal
Municipal  Obligations  -  Cont'd                        Amount            Value
Louisiana  -  0.5  %
Public  Facility  Authority  Student  Loan  Revenue  Bonds,
  6.50%,  3/1/02                                       $330,000         $337,824

Maryland  -  7.2%
Cambridge  Economic  Development  Authority  Revenue  Bonds,
  7.25%,  4/1/04                                      1,175,000        1,192,049
Cecil  County  Health  Department  Adjustable  COPs,  7.875%,  7/1/14
                                                      1,506,000        1,542,490
Prince  Georges  County  Economic  Development  Authority
  Revenue  Bonds,  5.68%,  8/1/11,  LOC:  Allfirst,  NA
  (Tender  1/1/01  @100)                              1,672,200        1,673,421
State  Community  Development  Revenue  Bonds,  5.05%,  4/1/08
                                                        300,000          309,873
State  Economic  Development  Authority  Revenue  Bonds,
  8.625%,  10/1/19                                      500,000          505,505

Massachusetts  -  1.5%
Special  Obligation  Revenue  Bonds,  5.50%,  6/1/13  1,000,000        1,082,430

Michigan  -  7.9%
Detroit  Water  Supply  Revenue  Bonds,  6.00%,  7/1/14,
  MBIA  Insured                                       1,000,000        1,131,040
Higher  Education  Facilities  Authority  Revenue  Bonds,
  7.00%,  11/1/05                                       610,000          670,951
Oakland  County  Economic  Development  Corp.  Adjustable
  Limited Obligation Revenue Bonds, 6.375%, 11/1/14     500,000          539,255
State  Higher  Education  Facilities  Authority  Revenue  Bonds,
  6.00%,  11/1/03                                     1,205,000        1,236,282
State  Hospital  Finance  Authority  Revenue  Bonds,  5.375%,  8/15/14
                                                      2,000,000        2,113,800

Mississippi  -  1.5%
Gulfport  School  District  GO  Bonds,  4.45%,  4/1/12,
  AMBAC  Insured                                      1,085,000        1,061,434

Missouri  -  1.4%
State  Development  Finance  Board  IDA  Revenue  Bonds  VRDN,
  5.20%, 9/1/08, LOC: Morgan Guaranty Trust           1,000,000        1,000,000

New  Jersey  -  6.4%
State  Turnpike  Authority  Revenue  Bonds,  6.00%,  1/1/13,
  MBIA  Insured                                         2,000,000      2,262,020
Transportation  Authority  Revenue  Bonds,  6.50%,  6/15/11,
  MBIA  Insured                                         2,000,000      2,345,400

New  York  -  3.8%
Long  Island  Power  Authority  Electric  System  Revenue  Bonds,
  5.50%,  12/1/13,  FSA  Insured                        1,000,000      1,088,940
State  Environmental  Pollution  Control  Revenue  Bonds,
  5.70%,  1/15/12                                         500,000        534,600
State  Local  Government  Assistance  Corp.  Revenue  Bonds,
  6.00%,  4/1/14                                        1,000,000      1,134,510

                                                        Principal
Municipal  Obligations  -  Cont'd                          Amount          Value
Oklahoma  -  4.1%
State  Industries  Authority  Revenue  Bonds,  5.50%,  8/15/09
                                                       $2,760,000     $2,939,152

Pennsylvania  -  0.3%
Allegheny  County  Higher  Education  Building  Authority
  Revenue  Bonds,  6.00%,  2/15/08                        230,000        235,601

Puerto  Rico  -  14.5%
Puerto  Rico  Aqueduct  &  Sewer  Authority  Revenue  Bond,
  6.00%,  7/1/09,  AMBAC  Insured                       1,000,000      1,134,510
Puerto  Rico  Commonwealth  Highway  and  Transportation  Revenue  Bonds:
  5.50%,  7/1/12,  AMBAC  Insured                       2,400,000      2,643,192
  5.50%,  7/1/13,  AMBAC  Insured                       3,000,000      3,302,640
Puerto  Rico  GO  Bonds,  5.50%,  7/1/13                2,000,000      2,189,680
Puerto  Rico  Highway  &  Transportation  Authority  Highway  Revenue,
  6.25%,  7/1/13,  MBIA  Insured                        1,000,000      1,174,370

South  Carolina  -  1.4%
State  Economic  Development  Authority  Health  Facilities
  Revenue  Bonds,  6.50%,  10/1/04                      1,000,000        993,260
Tennessee  -  2.0%
Knoxville  County  Health  Educational  and  Housing  Facilities
  Revenue Bonds, 7.25%, 1/7/31, MBIA Insured            1,250,000      1,478,013
Texas  -  4.7%
Dallas  GO  Bonds,  4.50%,  2/15/13                     1,900,000      1,863,368
North  Forest  Independent  School  District  GO  Bonds,
  6.25%, 8/15/16, ACA Financial Guaranty Corp. Insured  1,500,000      1,546,860

Utah  -  1.7%
Nebo  School District GO Bonds, 4.30%, 7/1/10           1,250,000      1,226,475
Virginia  -  4.3%
Arlington  County  GO  Bonds,  6.00%,  6/1/11           1,000,000      1,128,990
State  Public  School  Authority  Revenue  Bonds,  5.75%,  8/1/08
                                                          500,000        546,500
University of Virginia Revenue Bonds, 5.125%, 6/1/12 1,040,000 1,082,047 Westchester County IDA Civic Facility Revenue Bonds,
  6.25%,  4/1/05                                          340,000        341,077

Washington  -  3.0%
Skagit  County  Public  Hospital  District  Number1  Revenue  Bonds,
  5.75%,  12/1/11,  FSA  Insured                        1,050,000      1,121,432
Snohomish  County  Washington  School  District  2  GO  Bonds,
  5.00%,  12/1/07                                       1,000,000      1,037,850

West  Virginia  -  3.7%
State  Economic  Development  Authority  Commercial  Development
  Revenue  Bonds,  8.00%,  4/1/25                       1,000,000        987,900
State  Housing  Development  Fund  Revenue  Bonds,  4.95%,  11/1/13
                                                        1,745,000      1,699,281

                                                      Principal
Municipal  Obligations  -  Cont'd                        Amount            Value
Other  -  1.9%
Fort  Mojave  Indian  Tribe  of  Arizona,  California  and  Nevada  Public
  Facilities  Combined  LO  and  Revenue  Bonds  Adjustable  Rate  and
  Tender  Series  of  1993,  12.00%,  12/1/18          $375,020         $375,020
Lehman  Brothers,  Inc.  as  Trustor  -  Adjustable  Pooled  Trust  Receipts,
  5.25%,  7/1/12,  BPA:  Bank  of  America,
  LOC:  Industrial  Bank  of  Japan                   1,000,000        1,000,000


               TOTAL  INVESTMENTS  (Cost  $72,353,984)  -  103.6%     74,706,200
               Other  assets  and  liabilities,  net  -  (3.6%)      (2,602,127)
               Net  Assets  -  100%                                  $72,104,073


Net  Assets  Consist  Of:
Paid-in  capital  applicable  to  6,774,083  outstanding  Class  A  shares  of common  stock,  $0.01  par  value  with  250,000,000
  Class  A  shares  authorized                                       $70,635,311
Undistributed  net  investment  income                                    21,575
Accumulated  net  realized gain (losses) on investments                (905,029)
Net  unrealized  appreciation  (depreciation)  on  investments         2,352,216

               Net  Assets                                           $72,104,073

               Net  Asset  Value  Per  Share                              $10.64




See  notes  to  financial  statements.

CALIFORNIA  PORTFOLIO
STATEMENT  OF  NET  ASSETS
December  31,  2000

                                                      Principal
Municipal  Obligations  -  105.6%                        Amount            Value
California  -  90.8%
Anaheim  Public  Financing  Authority  Lease  Revenue  Bonds,
  6.00%,  9/1/14,  FSA  Insured                      $1,000,000       $1,167,500
Foothill  Eastern  Corridor  Toll  Road  Revenue  Bonds,
  5.00%,  1/15/16,  MBIA  Insured                     1,000,000        1,021,269
Los Angeles MFH Revenue Bonds VRDN, 5.85%, 12/1/27    2,705,000        2,809,170
Los  Angeles  School  District  GO  Bonds  VRDN,  6.00%,  7/1/11,
  FGIC  Insured                                       2,360,000        2,726,532
Orange  County  Local  Transportation  Authority  Sales  Tax
  Revenue  Bonds,  6.00%,  2/15/09                    1,000,000        1,124,270
Port  of  Oakland  Revenue  Bonds,  Series  D,  7.00%,  11/1/02,
  MBIA  Insured                                       1,000,000        1,055,150
Sacramento  COPs:
  6.75%,  3/1/02                                        214,906          217,969
  6.50%,  1/1/04                                        721,656          737,576
Sacramento  City  Financing  Authority  Revenue  Bonds,  Series  B,
  5.00%,  11/1/14                                     1,000,000        1,053,140
San  Jose  Redevelopment  Agency  Allocation  Bonds,  6.00%,  8/1/09,
  MBIA  Insured                                       1,000,000        1,130,160
Santa  Clara  Financing  Authority  Lease  Revenue  Bonds,
  6.00%,  11/15/12,  AMBAC  Insured                   2,000,000        2,327,740
Southern  California  Public  Power  Authority  Revenue  Bonds,
  6.75%,  7/1/13,  FSA  Insured                       1,800,000        2,219,202
Southern  California  Rapid  Transit  District  Special  Assessment  Bonds,
  5.90%,  9/1/07,  AMBAC  Insured                     1,000,000        1,107,030
State  Department  of  Veteran  Affairs  Revenue  Bonds:
  4.75%,  12/1/10                                     1,000,000        1,002,320
  4.85%,  12/1/11                                     1,000,000        1,005,510
State  Department  of  Water  Resources  Revenue  Bonds,
  6.00%,  12/1/10                                     1,000,000        1,143,920
State  Public  Works  Lease  Revenue  Bonds,  5.625%,  3/1/16,
  AMBAC  Insured                                      1,000,000        1,058,820
Statewide  Community  Development  Revenue  VRDN,
  5.00%,  10/4/01,  BPA:  Bank  of  New York          1,000,000        1,000,000
Walnut  Valley  Unified  School  District  GO  Bonds,  6.10%,  8/1/08,
  AMBAC  Insured                                      1,000,000        1,140,460

                                                      Principal
Municipal  Obligations  -  Cont'd                        Amount            Value
Other  -  14.8%
ABN  Amro  Munitops  Certificate  Trust  VRDN,  4.34%,  8/1/24,
  BPA:  ABN  Amro  Bank                                $800,000         $800,000
Guam  Government  LO  Revenue  Bonds,  5.50%,  11/1/08,
  AMBAC  Insured                                      1,000,000        1,092,290
Pitney  Bowes  Corporation  LeaseTOPS  Trust  Certificates  VRDN,
  5.15%, 10/10/01, BPA: Pitney Bowes Credit             132,775          132,775
Puerto  Rico  Commonwealth  Highway  and  Transportation
  Revenue Bonds, 5.50%, 7/1/13, AMBAC Insured         1,465,000        1,612,789
Puerto  Rico  Electric  Power  Authority  GO  Revenue  Bonds,
  4.15%,  7/1/22,  BPA:  Societe  Generale              450,000          450,000


               TOTAL  INVESTMENTS  (Cost  $27,763,312)  -  105.6%     29,135,592
               Other  assets  and  liabilities,  net  -  (5.6%)      (1,543,218)
               Net  Assets  -  100%                                  $27,592,374


Net  Assets  Consist  Of:
Paid-in  capital  applicable  to  2,584,076  outstanding  Class  A  shares  of common  stock,  $0.01  par  value  with  250,000,000
  Class  A  shares  authorized                                       $26,817,055
Undistributed  net  investment  income                                    21,267
Accumulated  net  realized  gain (losses) on investments               (618,228)
Net  unrealized  appreciation  (depreciation)  on  investments         1,372,280

               Net  Assets                                           $27,592,374

               Net  Asset  Value  Per  Share                              $10.68







Abbreviations:
COPs  :  Certificates  of  Participation       LO:  Limited  Obligation
FGIC:  Financial  Guaranty  Insurance  Company     MBIA:  Municipal  Bond
                                                     Insurance  Association
FSA:  Financial  Security  Advisor             MFH:  Multi-Family  Housing
GO:  General  Obligation                       VRDN:  Variable Rate Demand Notes
IDA:  Industrial  Development  Authority

Explanation  of  Guarantees:
BPA:  Bond-Purchase  Agreement               LOC:  Letter  of  Credit

See  notes  to  financial  statements.

Statements  of  Operations
Year  Ended  December  31,  2000

                                                       National       California
Net  Investment  Income                               Portfolio        Portfolio
Investment  Income:
  Interest  income                                   $3,385,753       $1,467,031

Expenses:
  Investment  advisory  fee                             378,815          175,622
  Transfer  agency  fees  and  expenses                  57,810           21,772
  Accounting  fees                                       21,460           12,885
  Directors'  fees  and  expenses                         4,565            2,503
  Administrative  fees                                   63,136           27,834
  Custodian  fees                                        24,451            9,114
  Registration  fees                                     21,493            4,343
  Reports  to  shareholders                              11,368            4,711
  Professional  fees                                      9,463            9,108
  Miscellaneous                                           4,784            1,746
               Total  expenses                          597,345          269,638
               Fees  paid  indirectly                  (36,226)         (14,830)
                    Net  expenses                       561,119          254,808

               Net  Investment  Income                2,824,634        1,212,223

Realized  and  Unrealized
Gain  (Loss)  on  Investments
Net  realized  gain  (loss)  on  investments             (7,550)           2,674
Change in unrealized appreciation or (depreciation)    3,288,549       1,510,622

               Net  Realized  and  Unrealized
               Gain  (Loss)  on  Investments           3,280,999       1,513,296

               Increase  (Decrease)  in  Net  Assets
               Resulting  from  Operations            $6,105,633      $2,725,519



See  notes  to  financial  statements.

National  Portfolio
Statements  of  Changes  in  Net  Assets

                                                    Year  Ended       Year Ended
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                 2000              1999
Operations:
  Net  investment  income                            $2,824,634       $2,658,964
  Net  realized  gain  (loss)                           (7,550)        (630,843)
  Change  in  unrealized  appreciation  or  (depreciation)
                                                      3,288,549      (3,270,967)

               Increase  (Decrease)  in  Net  Assets
               Resulting  from  Operations            6,105,633      (1,242,846)

Distributions  to  shareholders  from:
  Net  investment  income                           (2,802,608)      (2,648,777)
  Net  realized  gain                                         -        (351,929)
    Total  distributions                            (2,802,608)      (3,000,706)

Capital  share  transactions:
  Shares  sold                                        8,424,088        9,026,640
  Shares  issued  from  mergers  (Note  A)           20,731,495                -
  Reinvestment  of  distributions                     2,349,536        2,501,605
  Shares  redeemed                                 (20,797,200)     (20,256,067)
    Total  capital  share transactions               10,707,919      (8,727,822)

Total  Increase  (Decrease)  in  Net Assets          14,010,944     (12,971,374)

Net  Assets
Beginning  of  year                                  58,093,129       71,064,503
End  of  year  (including  undistributed  net  investment
     income of $21,575 and $2,924, respectively)    $72,104,073      $58,093,129

Capital  Share  Activity
Shares  sold                                            817,260          848,808
Shares  issued  from  mergers  (Note  A)              2,016,597                -
Reinvestment  of  distributions                         229,389          239,358
Shares  redeemed                                    (2,027,710)      (1,920,093)
  Total  capital  share  activity                     1,035,536        (831,927)

     See  notes  to  financial  statements.

California  Portfolio
Statements  of  Changes  in  Net  Assets

                                                    Year  Ended      Year  Ended
                                                   December 31,     December 31,
Increase  (Decrease)  in  Net  Assets                 2000             1999
Operations:
  Net  investment  income                            $1,212,223       $1,365,383
  Net  realized  gain  (loss)                             2,674         (20,638)
  Change  in  unrealized  appreciation  or  (depreciation)
                                                      1,510,622      (1,909,190)

               Increase  (Decrease)  in  Net  Assets
               Resulting  from  Operations            2,725,519        (564,445)

Distributions  to  shareholders  from:
  Net  investment  income                           (1,207,278)      (1,367,094)

Capital  share  transactions:
  Shares  sold                                        1,669,996        2,703,938
  Reinvestment  of  distributions                       894,138          999,938
  Shares  redeemed                                  (6,875,025)      (8,350,713)
    Total  capital share transactions               (4,310,891)      (4,646,837)

Total  Increase  (Decrease)  in  Net Assets         (2,792,650)      (6,578,376)

Net  Assets
Beginning  of  year                                  30,385,024       36,963,400
End  of  year  (including  undistributed  net  investment
  income of $21,267 and $16,597, respectively)      $27,592,374      $30,385,024

Capital  Share  Activity
Shares  sold                                            161,171          258,976
Reinvestment  of  distributions                          86,662           95,967
Shares  redeemed                                      (662,284)        (798,572)
     Total  capital  share  activity                  (414,451)        (443,629)

     See  notes  to  financial  statements.

Notes  To  Financial  Statements

Note  A  -  Significant  Accounting  Policies
General: The Calvert Municipal Fund, Inc. is comprised of two Municipal Intermediate Portfolios: National and California. Each of the Portfolios, collectively the "Fund," are registered under the Investment Company Act of 1940 as open-end management investment companies. The operations of each Portfolio are accounted for separately. Shares of each Portfolio are sold with a maximum front-end sales charge of 2.75%.
On June 16, 2000, the net assets of the Calvert Municipal Fund's Maryland and Virginia Intermediate Portfolios merged into Calvert Municipal Fund National Intermediate Portfolio. The acquisition was accomplished by a tax-free exchange of 2,016,597 shares of the National Portfolio (valued at $20,731,495) for 1,752,889 shares of Maryland Portfolio and 2,447,875 shares of Virginia Portfolio outstanding at June 16, 2000. The Maryland Portfolio's net assets at that date, including $5,085 of net unrealized depreciation and $190,877 of net realized loss were combined with those of National Portfolio. The Virginia Portfolio's net assets at that date, including $129,104 of net unrealized depreciation and $115,306 of net realized loss were combined with those of National Portfolio. The aggregate net assets of the National Portfolio, Maryland Portfolio and Virginia Portfolio immediately before the acquisition were $51,962,950, $8,596,121 and $12,135,374, respectively.
Security Valuation: Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities (including options) listed or traded on a national securities exchange are valued at the last reported sale price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.
Options: The Fund may write or purchase options. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.
Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.
Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Note  B  -  Related  Party  Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "AmeritasAcacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Portfolio: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $50,776 and $17,361 were payable at year end for the National and California Portfolios, respectively.
Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Portfolio. Under terms of the agreement, $9,234, and $3,600 were payable at year end for the National and California Portfolios, respectively.
Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Portfolio. The Distributor currently does not charge any Distribution Plan expenses. For the year ended December 31, 2000, CDI received $8,425 and $5,883 as its portion of commissions charged on sales of National and California Portfolios, respectively.
Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $8,548 and $3,393 for the year ended December 31, 2000 for the National and California Portfolios, respectively. Under the terms of the agreement, $608, and $239 were payable at year end for the National and California Portfolios, respectively. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.
Note  C  -  Investment  Activity
During the year, purchases and sales of investments, other than short-term securities, were:

                                                         National     California
Purchases:                                            $45,544,555     $3,003,330
Sales:                                                 16,306,197      1,014,038

The cost of investments owned at December 31, 2000 was substantially the same for federal income tax and financial reporting purposes for each Portfolio. The table below presents the components of net unrealized appreciation (depreciation) as of December 31, 2000, and the net capital loss carryforwards as of December 31, 2000 with expiration dates.

      Net  Unrealized
        Appreciation     Unrealized     Unrealized     Capital Loss   Expiration
      (Depreciation)   Appreciation   (Depreciation)   Carryforwards       Dates
National  $2,352,216     $2,385,000        ($32,784)        $186,837    12/31/01
                                                              10,106    12/31/02
                                                              26,798    12/31/06
                                                             677,113    12/31/07
                                                               4,175    12/31/08
California
           1,372,280      1,372,280                -         136,098    12/31/02
                                                             438,572    12/31/03
                                                              43,558    12/31/08


Capital loss carryfowards may be utilized to offset current and future capital gains until expiration.

Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, primarily as a cash management practice. All transactions are executed at independently derived prices pursuant to Rule 17a-7 under the Investment Company Act of 1940.

Note  D  -  Line  of  Credit
A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity and Technology Portfolios, Calvert Social Index Fund, Calvert Large Cap Growth Fund and CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal
Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2000.

Change  in  Independent  Auditor
In September 2000, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) resigned in the normal course of business as independent auditor for the Calvert Group Funds. Arthur Andersen LLP (Arthur Andersen) was selected as the Fund's independent auditor. The Funds' selection of Arthur Andersen as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.
The reports on the financial statements audited by PricewaterhouseCoopers for the years ended December 31, 1999 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

National  Portfolio
Financial  Highlights

                                                          Years  Ended
                                                   December 31,     December 31,
                                                      2000             1999
Net  asset  value,  beginning                            $10.12           $10.82
Income  from  investment  operations
  Net  investment  income                                   .46              .43
  Net  realized  and  unrealized  gain  (loss)              .52            (.64)
    Total  from  investment  operations                     .98            (.21)
Distributions  from
  Net  investment  income                                 (.46)            (.43)
  Net  realized  gains                                        -            (.06)
   Total  distributions                                   (.46)            (.49)
Total  increase  (decrease)  in  net  asset  value          .52            (.70)
Net  asset  value,  ending                               $10.64           $10.12

Total  return  *                                          9.91%          (2.01%)
Ratios  to  average  net  assets:
  Net  investment  income                                 4.47%            4.12%
  Total  expenses                                          .95%             .93%
  Expenses  before  offsets                                .95%             .93%
  Net  expenses                                            .89%             .90%
Portfolio  turnover                                         32%              38%
Net  assets,  ending  (in  thousands)                   $72,104          $58,093


                                                  Years  Ended
                                  December 31,     December 31,     December 31,
                                     1998             1997             1996
Net  asset  value,  beginning           $10.79           $10.56           $10.62
Income  from  investment  operations
  Net  investment  income                  .45              .50              .50
  Net realized and unrealized gain (loss)  .13              .23            (.06)
    Total from investment operations       .58              .73              .44
Distributions  from
  Net  investment  income                (.46)            (.50)            (.50)
  Net  realized  gains                   (.09)                -                -
    Total  distributions                 (.55)            (.50)            (.50)
Total  increase  (decrease)  in  net  asset  value
                                           .03              .23            (.06)
Net  asset  value,  ending              $10.82           $10.79           $10.56

Total  return  *                         5.46%            7.11%            4.32%
Ratios  to  average  net  assets:
  Net  investment  income                4.17%            4.71%            4.83%
  Total  expenses                         .97%             .97%            1.04%
  Expenses  before  offsets               .97%             .97%            1.04%
  Net  expenses                           .94%             .94%            1.01%
Portfolio  turnover                        44%              29%              23%
Net  assets,  ending  (in  thousands)  $71,065          $48,933          $45,612

California  Portfolio
Financial  Highlights

                                                          Years  Ended
                                                   December 31,     December 31,
                                                      2000             1999
Net  asset  value,  beginning                            $10.13           $10.74
Income  from  investment  operations
  Net  investment  income                                   .43              .43
  Net  realized  and  unrealized  gain  (loss)              .55            (.61)
    Total  from  investment  operations                     .98            (.18)
Distributions  from
  Net  investment  income                                 (.43)            (.43)
Total  increase  (decrease)  in  net  asset  value          .55            (.61)
Net  asset  value,  ending                               $10.68           $10.13

Total  return  *                                          9.88%          (1.73%)
Ratios  to  average  net  assets:
  Net  investment  income                                 4.14%            4.07%
  Total  expenses                                          .92%             .91%
  Expenses  before  offsets                                .92%             .91%
  Net  expenses                                            .87%             .89%
Portfolio  turnover                                          4%              11%
Net  assets,  ending  (in  thousands)                   $27,592          $30,385


                                                  Years  Ended
                                  December 31,     December 31,     December 31,
                                     1998             1997             1996
Net  asset  value,  beginning           $10.63           $10.44           $10.51
Income  from  investment  operations
  Net  investment  income                  .45              .49              .48
  Net realized and unrealized gain (loss)  .12              .18            (.07)
    Total  from  investment  operations    .57              .67              .41
Distributions  from
  Net  investment  income                (.46)            (.48)            (.48)
Total  increase  (decrease)  in  net  asset  value
                                           .11              .19            (.07)
Net  asset  value,  ending              $10.74           $10.63           $10.44

Total  return  *                         5.51%            6.61%            4.04%
Ratios  to  average  net  assets:
  Net  investment  income                4.23%            4.64%            4.59%
  Total  expenses                         .90%             .91%             .97%
  Expenses  before  offsets               .90%             .91%             .97%
  Net  expenses                           .88%             .88%             .94%
Portfolio  turnover                        12%              48%              25%
Net assets, ending (in thousands)      $36,963          $35,085          $35,693

*     Total  return  does  not  reflect  deduction  of  front-end  sales charge.

Calvert
Municipal
Fund,  Inc.









This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.



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Suite  1000  North
Bethesda,  Maryland  20814

Registered,  Certified
or  Overnight  Mail
Calvert  Group
c/o  NFDS,
330  West  9th  Street
Kansas  City,  MO  64105

Web  Site
www.calvert.com

Principal  Underwriter
Calvert  Distributors,  Inc.
4550  Montgomery  Avenue
Suite  1000  North
Bethesda,  Maryland  20814





Calvert's
Family  of  Funds

Tax-Exempt  Money  Market  Funds
CTFR  Money  Market  Portfolio
CTFR  California  Money  Market  Portfolio

Taxable  Money  Market  Funds
First  Government  Money  Market  Fund
CSIF  Money  Market  Portfolio

Balanced  Fund
CSIF  Balanced  Portfolio

Municipal  Funds
CTFR  Limited-Term  Portfolio
CTFR  Long-Term  Portfolio
CTFR  Vermont  Municipal  Portfolio
National  Muni.  Intermediate  Portfolio
California  Muni.  Intermediate  Portfolio

Taxable  Bond  Funds
CSIF  Bond  Portfolio
Income  Fund

Equity  Funds
CSIF  Enhanced  Equity  Portfolio
CSIF  Technology  Portfolio
CSIF  Equity  Portfolio
Calvert  Large  Cap  Growth  Fund
Calvert  Social  Index  Fund
Capital  Accumulation  Fund
CWV  International  Equity  Fund
New  Vision  Small  Cap  Fund
New  Africa  Fund